UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 16, 2024

HOMESTREET, INC.
(Exact name of registrant as specified in its charter)

Washington	001-35424	91-0186600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 Union Street, Ste. 2000, Seattle, WA 98101
(Address of principal executive offices) (Zip Code)
(206) 623-3050
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	HMST	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Act or Rule 12b-2 of the Exchange Act.

☐	Emerging growth Company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement

Merger Agreement

On January 16, 2024, HomeStreet, Inc., a Washington corporation (“HomeStreet”), FirstSun Capital Bancorp, a Delaware corporation (“FirstSun”), and Dynamis Subsidiary, Inc., a Washington corporation and wholly owned subsidiary of FirstSun (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). On the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into HomeStreet, with HomeStreet continuing as the surviving entity (the “Merger”), and immediately following the Merger, HomeStreet will merge with and into FirstSun (the “Second-Step Merger”), with FirstSun continuing as the surviving corporation (the “Surviving Entity”). Promptly following the Second-Step Merger, HomeStreet Bank, a Washington-chartered non-member bank (“HomeStreet Bank”), and, as of immediately prior to the Second-Step Merger, a wholly owned subsidiary of HomeStreet, will merge with and into Sunflower Bank, N.A. (“Sunflower Bank”) (the “Bank Merger” and together with the Merger and the Second-Step Merger, the “Mergers”), with Sunflower Bank continuing as the surviving bank (the “Surviving Bank”). Following the Bank Merger, the Surviving Bank will continue to operate the assumed branches of HomeStreet Bank under the “HomeStreet Bank” name and brand.

The Merger Agreement was unanimously approved by the Boards of Directors of each of FirstSun and HomeStreet. Subject to the receipt of requisite regulatory and stockholder approvals and satisfaction or waiver of other closing conditions, certain of which are described below, the parties anticipate that the Mergers will close in mid-2024.

Merger Consideration

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, no par value per share, of HomeStreet issued and outstanding immediately prior to the Effective Time (“HomeStreet Common Stock”), subject to certain exceptions, will be converted into the right to receive 0.4345 of a share (the “Exchange Ratio”) of common stock, par value $0.0001 per share, of FirstSun (“FirstSun Common Stock”, the “Merger Consideration”). Holders of HomeStreet Common Stock, subject to certain exceptions, will also be entitled to receive cash in lieu of fractional shares of FirstSun Common Stock.

Certain Governance Matters

The Merger Agreement provides that, effective as of the effective time of the Second Step Merger, three members of the Board of Directors of HomeStreet shall be appointed to the Board of Directors of the Surviving Entity (the “HomeStreet Directors”). The HomeStreet Directors shall consist of Mark Mason (who shall be appointed as Executive Vice Chairman of the Surviving Entity) and two other HomeStreet Directors appointed by FirstSun, subject to certain eligibility requirements.

The Merger Agreement also provides that, effective as of the effective time of the Bank Merger, three members of the Board of Directors of HomeStreet Bank, including Mark Mason, shall be appointed to the Board of Directors of the Surviving Bank.

Treatment of HomeStreet Equity Awards

The Merger Agreement provides that, at the Effective Time, each outstanding restricted stock unit granted on or before December 31, 2023 under the Amended and Restated HomeStreet 2014 Equity Incentive Plan (the “Equity Incentive Plan”, and each such restricted stock unit, a “Pre-2024 HomeStreet RSU”), and each outstanding performance stock unit granted under the Equity Incentive Plan (a “HomeStreet PSU”), will automatically accelerate (with performance-based vesting for HomeStreet PSUs occurring at target), be cancelled and entitle the holder to receive, no later than three business days after the Effective Time, (1) a number of shares of FirstSun Common Stock equal to (x) the number of shares of HomeStreet Common Stock subject to the Pre-2024 HomeStreet RSU or HomeStreet PSU immediately prior to the Effective Time (for HomeStreet PSUs, based on target performance) multiplied by (y) the Exchange Ratio, plus, (2) an amount in cash equal to the amount of all dividends, if any, accrued but unpaid as of the Effective Time with respect to such Pre-2024 HomeStreet RSU or HomeStreet PSU.

At the Effective Time, each outstanding HomeStreet restricted stock unit granted after December 31, 2023 (a “2024 HomeStreet RSU”) will automatically be converted into a FirstSun restricted stock unit award in respect of a number of shares of FirstSun Common Stock equal to (x) the number of shares of HomeStreet Common Stock subject to the 2024 HomeStreet RSU immediately prior to the Effective Time multiplied by (y) the Exchange Ratio (the “Converted RSU Awards”). Each Converted RSU Award will be subject to the same terms and conditions as applied to the corresponding 2024 HomeStreet RSU immediately prior to the Effective Time, provided that time-based vesting conditions will accelerate upon the earlier of (a) a termination of employment of the applicable holder of such Converted RSU Award without Cause or for Good Reason (each as defined in the Equity Incentive Plan and 2024 HomeStreet RSU), (b) the date on which the system conversion of the banking operations of FirstSun and HomeStreet is completed (or up to 30 days thereafter, at the Surviving Entity’s discretion), (c) six months from the closing date or (d) any earlier vesting date or event required by the 2024 HomeStreet RSU prior to the Effective Time.

Certain Other Terms and Conditions of the Merger Agreement

The Merger Agreement contains certain customary representations and warranties from each of HomeStreet and FirstSun. In addition, each of HomeStreet and FirstSun has agreed to certain customary pre-closing covenants, including covenants to operate its business in the ordinary course in all material respects and to refrain from taking certain actions without the other party’s consent. Each party has agreed to additional covenants, including, among others, covenants relating to (a) in the case of HomeStreet, its obligation to call a meeting of its shareholders to approve the Merger Agreement, and, subject to certain exceptions, the obligation of HomeStreet to recommend that its shareholders approve the Merger Agreement, (b) in the case of FirstSun, its obligation to obtain by written consent approval of, or call a meeting of its stockholders to approve, the issuance of shares of FirstSun Common Stock pursuant to the Merger Agreement (the “Share Issuance”) and the approval and adoption of an amendment to its certificate of incorporation as contemplated by the Merger Agreement (the “Charter Amendment”), and the obligation of the Board of Directors of FirstSun to recommend that its stockholders approve the Share Issuance and the Charter Amendment, and (c) mutual non-solicitation obligations related to alternative acquisition proposals.

The completion of the Merger is subject to the satisfaction or waiver of certain closing conditions, including (a) adoption of the Merger Agreement by the requisite vote of the HomeStreet shareholders and the approval of the Share Issuance and Charter Amendment by the requisite vote of the FirstSun stockholders, (b) the receipt of the requisite regulatory approvals from the Board of Governors of the Federal Reserve System and the Office of the Comptroller of the Currency, (c) no governmental entity having imposed, and no requisite regulatory approval containing, a Materially Burdensome Condition (as defined in the Merger Agreement), (d) effectiveness of the registration statement on Form S-4 to be filed with the Securities and Exchange Commission (“SEC”) by FirstSun in connection with the transactions contemplated by the Merger Agreement, and (e) the absence of any order, injunction, decree or other legal restraint preventing the completion of the transactions contemplated by the Merger Agreement or any law making the completion thereof illegal. Each party’s obligation to complete the Merger is also subject to certain additional conditions, including (a) subject to certain materiality thresholds, the accuracy of the representations and warranties of HomeStreet, in the case of FirstSun and Merger Sub, and FirstSun and

Merger Sub, in the case of HomeStreet, including the absence of a Material Adverse Effect (as defined in the Merger Agreement), (b) performance in all material respects by HomeStreet, in the case of FirstSun and Merger Sub, and FirstSun and Merger Sub, in the case of HomeStreet, of its respective obligations under the Merger Agreement and authorization for listing on NASDAQ of the shares of FirstSun Common Stock to be issued in the Share Issuance, subject to official notice of issuance, and (c) receipt by such party of an opinion from its counsel to the effect that the Merger and Second-Step Merger, taken together, will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides certain termination rights for both FirstSun and HomeStreet. The Merger Agreement also provides that a termination fee of $10.0 million will be payable by FirstSun or HomeStreet, as applicable, upon termination of the Merger Agreement under certain circumstances.

Voting Agreements

In connection with the Merger Agreement, HomeStreet entered into voting agreements, dated January 16, 2024, with each member of the Board of Directors of FirstSun (and certain other FirstSun investors) (collectively, the “FirstSun Voting Agreements”), each in a form substantially similar to the agreement attached to this Current Report on Form 8-K as Exhibit 10.1. The FirstSun Voting Agreements require, among other things, that the respective directors (in such directors’ capacity as stockholders only) or stockholders (a) vote all of the shares of FirstSun Common Stock owned by them: (i) in favor of the Share Issuance and Charter Amendment; and (ii) against alternative transactions or other proposals that could prevent or materially delay the Merger, (b) grant a corresponding proxy with respect to their shares of FirstSun Common Stock under certain circumstances and (c) not, directly or indirectly, assign, sell, transfer or otherwise dispose of their shares of FirstSun Common Stock, subject to certain exceptions. One investor’s voting agreement included a right for the investor to terminate the voting agreement if FirstSun amends certain provisions of the Merger Agreement without such investor’s consent. The members of the Board of Directors of HomeStreet entered into voting agreements (the “HomeStreet Voting Agreements”) with FirstSun (in such directors’ capacity as stockholders only), which included similar covenants to the FirstSun Voting Agreements.

Exhibits

The foregoing description of the Merger Agreement, the FirstSun Voting Agreements and the HomeStreet Voting Agreements (together with the FirstSun Voting Agreements, the “Voting Agreements”, and, collectively with the Merger Agreement and FirstSun Voting Agreements, the “Transaction Agreements”) and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the full text of such agreement, copies of which are attached to this Current Report on Form 8-K as Exhibit 2.1 and Exhibit 10.1 in the case of the Merger Agreement and the FirstSun Voting Agreements, respectively, and Exhibit 10.2 of FirstSun’s Current Report on Form 8-K filed with the SEC on January 19, 2023 in the case of the HomeStreet Voting Agreements. The Transaction Agreements have been included to provide investors with information regarding their respective terms. The Transaction Agreements are not intended to provide any other factual information about FirstSun, HomeStreet or their affiliates. The representations, warranties, covenants and agreements contained in the Transaction Agreements, and the other documents related thereto, were made only for purposes of such agreements as of the specific dates therein, were solely for the benefit of the parties to such Transaction Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to such Transaction Agreement, instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and security-holders are not third-party beneficiaries under the Transaction Agreements and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the applicable Transaction Agreement, which subsequent information may or may not be fully reflected in HomeStreet’s public disclosures. The Transaction Agreements should not be read alone, but should instead be read in conjunction with the other information regarding FirstSun and HomeStreet and each of their respective affiliates or their respective businesses, the summaries of the Transaction Agreements and the transactions contemplated thereby that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a proxy statement of HomeStreet. The Registration Statement on Form S-4 will also include a prospectus of FirstSun, as well as in the Forms 10-K, Forms 10-Q and other filings that each of FirstSun and HomeStreet makes with the SEC.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.
Exhibit 2.1	Agreement and Plan of Merger dated as of January 16, 2024, by and among HomeStreet, Inc., FirstSun Capital Bancorp, a Delaware corporation, and Dynamis Subsidiary, Inc.*
Exhibit 10.1	Form of FirstSun Voting Agreement
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In general, forward-looking statements can be identified through use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, and include statements related to the expected timing, completion, financial benefits, and other effects of the proposed mergers (the "Merger"). Forward‑looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial conditions to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to, (1) expected cost savings, synergies and other financial benefits from the Merger not being realized within the expected time frames and costs or difficulties relating to integration matters being greater than expected, (2) the ability of HomeStreet to obtain the necessary approval by its shareholders, (3) the ability of FirstSun and HomeStreet to obtain required governmental approvals of the Merger, (4) the ability of FirstSun to consummate their investment agreements to obtain the necessary capital to support the transaction, and (5) the failure of the closing conditions in the definitive Merger Agreement to be satisfied, or any unexpected delay in closing the Merger. Further information regarding additional factors that could affect the forward‑looking statements can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward-Looking Statements” (in the case of FirstSun), “Forward-Looking Statements” (in the case of HomeStreet), and “Risk Factors” in FirstSun’s and HomeStreet’s Annual Reports on Form 10-K for the year ended December 31, 2022, and other documents subsequently filed by FirstSun and HomeStreet with the SEC.

NO OFFER OR SOLICITATION

This document is not a proxy statement or solicitation or a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of FirstSun, HomeStreet or the combined company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

IN CONNECTION WITH THE MERGER BETWEEN FIRSTSUN, A DELEWARE CORPORATION AND HOMESTREET, A WASHINGTON CORPORATION, FIRSTSUN WILL FILE WITH THE SEC A REGISTRATION STATEMENT ON FORM S-4 THAT WILL INCLUDE A PROXY STATEMENT OF HOMESTREET AND A PROSPECTUS OF FIRSTSUN, AS WELL AS OTHER RELEVANT DOCUMENTS CONCERNING THE PROPOSED TRANSACTION. INVESTORS AND SECURITY HOLDERS, PRIOR TO MAKING ANY INVESTMENT OR VOTING DECISION, ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE MERGER.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC on its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by (i) FirstSun on its website at https://ir.firstsuncb.com/investor-relations/default.aspx, and (ii) HomeStreet on its website at https://ir.homestreet.com/sec-filings/all-filings/default.aspx.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

PARTICIPANTS IN THE SOLICITATION

FirstSun, HomeStreet and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from shareholders of HomeStreet in connection with the proposed Merger. Information regarding the directors and executive officers of FirstSun and HomeStreet and other persons who may be deemed participants in the solicitation of the shareholders of HomeStreet in connection with the proposed Merger will be included in the proxy statement/prospectus for HomeStreet’s special meeting of shareholders, which will be filed by FirstSun with the SEC. Information about the directors and officers of FirstSun and their ownership of FirstSun’s common stock can be found in FirstSun’s annual report on

Form 10-K, as filed with the SEC on March 16, 2023, and other documents subsequently filed by FirstSun with the SEC. Information about the directors and officers of HomeStreet and their ownership of HomeStreet’s common stock can be found in HomeStreet’s definitive proxy statement in connection with its 2023 annual meeting of shareholders, as filed with the SEC on April 11, 2023, and other documents subsequently filed by HomeStreet with the SEC. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and other relevant documents regarding the proposed Merger filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2024

HomeStreet, Inc.

By:	/s/ John M. Michel
John M. Michel
Executive Vice President and Chief Financial Officer